                                                                                        Exhibit 10(a)

                                         WITHOUT PREJUDICE AND SUBJECT TO CONTRACT

DATED                                                            JULY 16,
2002
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                          USC HOLDINGS UK LIMITED

                                    and

                            US CAN CORPORATION

                                    and

                                DAVID FORD
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                           COMPROMISE AGREEMENT
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                                 EVERSHEDS
                               Senator House
                         85 Queen Victoria Street
                              London EC4V 4JL
                            Tel: 020 7919 4500
                            Fax: 020 7919 4919
                                   Ref:

THIS AGREEMENT is made on the    16   day of July 2002

BETWEEN:

(1)      USC HOLDINGS UK LIMITED of Apexes Works, Scotts Road, Southall, Middlesex UB2 5DM (the Company);

(2)      US CAN CORPORATION of 700 East  Butterfield  Road,  Suite 250,  Lombard,  IL 60148,  United States of America (the
           Guarantor); and

(3)      DAVID          FORD         of         7B         The         Park,          Cheltenham,          Gloucestershire,
           GL502SL                                                          (the Employee).

WHEREAS:

(A)      The  Employee  is  employed  by the  Company.  That  employment  is  governed  in part by the terms of the Service
           Agreement.

(B)      The  employment  of the Employee with the Company will  terminate on the  Termination  Date (as defined  below) by reason of redundancy.

(C)      The parties  have entered into this  Agreement  to record and  implement  the terms upon which they have agreed to settle all  outstanding  claims which the Employee has or may have arising out of or in connection  with or as a consequence of his employment  and/or the  termination of his  employment,  his office as a director  and/or the cessation  thereof,  or otherwise  against the Company or the Group (as defined below),  its or their respective directors,  officers or employees,  such claims to include in particular  those statutory  complaints  which the
           Employee has previously intimated and/or intimates in this Agreement.

(D)      The parties intend that this Agreement should satisfy the conditions relating to compromise  agreements set out in the Acts (as defined below).

(E)      The Company is entering into this Agreement for itself and as agent for and trustee of all Group  companies and is duly  authorised  to do so. The  parties  intend  that each Group  Company  should be able to enforce in its own right the terms of this Agreement which  expressly or impliedly  confer a benefit on that company subject to and in accordance with the Contracts (Rights of Third Parties) Act 1999.

NOW IT IS HEREBY AGREED as follows:-

1.       Meaning of terms used

1.1      In this Agreement the following expressions have the following meanings:-

          "Acts"                                     the Employment  Rights Act 1996,  the Employment  Tribunals
                                                     Act  1996,  the  Sex  Discrimination  Act  1975,  the  Race
                                                     Relations  Act  1976,  the  Disability  Discrimination  Act
                                                     1995, the Trade Union and Labour Relations  (Consolidation)
                                                     Act 1992, the Working Time  Regulations  1998, the National
                                                     Minimum  Wage Act 1998,  all as amended  by the  Employment
                                                     Rights  (Dispute  Resolution) Act 1998, the Public Interest
                                                     Disclosure Act 1998, the Employment  Relations Act 1999 and
                                                     any other legislation;
          "Group"                                    means  any  company  wherever  registered  or  incorporated which  is for the  time  being a  subsidiary  or a  holding company of the Company or a subsidiary  of any such company
                                                     (as "subsidiary"  and "holding  company" are defined in the
                                                     Companies  Act 1985 as amended)  or which is an  associated company of any such  company  (as  "associated  company" is defined  in the Income  and  Corporation  Taxes Act 1988 as amended),  including  but  not  limited  to any  direct  or indirect  parent  company,  such  as  Guarantor  or  United
                                                     States Can Company;
          "PAYE deductions"                          deductions  made to comply with or to meet any liability of the  Company to account  for tax  pursuant  to  regulations made under Section 203 Income & Corporation  Taxes Act 1988 and to comply with any  obligation  to make a deduction  in respect of National Insurance contributions;
          "Service Agreement"                        the service  agreement between the Company and the Employee undated  but  marked  with the  date of 13  March  1998 and
                                                     entered   into  in  1998,   as   subsequently   varied   or
                                                     supplemented;
          "Termination Date"                         30 June 2002.

2.       Termination  of Employment

2.1      The Employee's employment with the Company will terminate on the Termination Date by reason of redundancy.

2.2      It is acknowledged  that during the period prior to the  Termination  Date the Employee has worked for the Company for a portion only of normal  working  hours or for less than 5 days per week.  The  Employee  agrees to provide services to the  Company  between the  Termination  Date and 31 December  2002 for such period or such hours not exceeding  in total 30 working days as  represents  the balance of normal  working  hours or 5 days per week not worked by the Employee  prior to the  Termination  Date.  The nature and scope of such duties which the Employee may perform after the  Termination  Date shall be as agreed  between the Employee and the Company  provided that the Employee's  agreement may not be unreasonably  withheld.  The  remuneration  which the Employee will receive for all such  service or services  both prior to and after the  Termination  Date is as indicated in clause 3.1.
           The Company will not make any additional  payment to the Employee in respect of such services provided after the
           Termination Date.  However,  the Company will reimburse all reasonable  expenses incurred by the Employee in the provision of such services in accordance with Company policies and procedures.

2.3      If at any time during the period  between the  Termination  Date and 31 December  2002 the Employee  provides such services in any capacity to the Company,  the Employee shall be subject to duties of confidentiality,  trust and confidence,  good faith and  fidelity as if employed by the  Company.  This clause 2.3 is without  prejudice  to clauses 12 and 13 of this Agreement.

2.4      The Employee shall take any outstanding  holiday  entitlement prior to the Termination Date and no payment will be due or payable to him upon the termination of his employment in respect of untaken holiday on that date.

3.       Remuneration to Termination Date

3.1      The Employee will be paid his normal salary (less PAYE  deductions)  for the  performance of his duties during the period up to and including the Termination  Date.  This payment  includes full  compensation  for any service or services provided by the Employee to the Company after the Termination Date in accordance with clause 2.2.

3.2      The  Employee  agrees  and  accepts  that he is not  entitled  to and will not be paid  any  sums  under  the 2002
           Management Incentive Plan.

3.3      The Company will reimburse the Employee for his final expenses made up to the  Termination  Date within 21 days of receipt of satisfactory  evidence of expenditure in accordance with the Company's  current expenses policy.  The
           Employee will promptly submit such expenses to the Company for payment following the Termination Date.

3.4      All sums due from the  Employee  to the  Company  will be  deducted  from his final  salary and any excess will be deducted from the termination payment referred to in clause 4.2.

4.       Payments

4.1      On or before 1 July 2002 the Company will pay the Employee a payment of £3,000 (less PAYE  deductions and employee
           National  Insurance)  being equal to two times  statutory  redundancy  pay.  This  payment  includes a statutory redundancy payment of £1,500 calculated in accordance with part XI Chapter V of the Employment Rights Act 1996.

4.2      Subject  to  clauses  4.3 and 4.4,  the  Company  will on or before 1 July 2002 pay to the  Employee  an amount of
           £397,000 (less PAYE deductions and employee National Insurance) as compensation for loss of  employment.

4.3      In the event that the Employee commits a breach of any term of this Agreement,  including  without  limitation any breach of clause 11 or 12, the Company's  obligations under clause 4.2 shall cease in full from the date of such a breach and any  payments  otherwise  due from the Company and not yet paid under this  Agreement  shall not be paid.

4.4      The  Employee  agrees that any  failure by the  Company to make any payment  pursuant to clause 4.2 in reliance on clause  4.3 will not  prejudice  the right of the  Company  to obtain  injunctive  relief in order to compel the
           Employee to comply with all or any of the provisions of this Agreement  and/or obtain  damages,  as the case may
           be.

5.       Legal fees

5.1      The Company agrees to pay fees incurred up to a maximum total of £10,000  (including VAT) on the Employee's behalf to his legal,  tax and  financial  advisers  (provided  the legal  adviser is a qualified  lawyer with a current practising  certificate)  in respect  of such  advisers'  fees  incurred  prior to 31  December  2002  solely in connection  with advising the Employee in relation to the  termination  of his  employment,  the  negotiation of terms of severance  and/or the terms and affect of this Compromise  Agreement.  The Company will deduct PAYE tax and employee  National  Insurance from any component of such amount which is  attributable  to fees which are in respect of advice other than legal  advice.  Any invoice  should be in the  Employee's  name but expressed to be payable by the  Company,  state which  amount is in respect of only legal  advice and be sent under  private and confidential cover to Peter Wilkins at Eversheds, Senator House, 85 Queen Victoria Street, London EC4V 4JL.

6.       Benefits

6.1      Subject to the terms and conditions of the relevant  insurance policy in force on the Termination Date the Company will until 31 December  2002  continue to provide  the  Employee  and his wife with  private  medical  insurance consistent with existing arrangements.

6.2      For the  purposes of the US Can  Corporation  2000  Equity  Incentive  Plan it is  confirmed  that the  Employee's employment is not terminating "for cause" as defined in clause 7(c) of that Plan.

6.3      Subject expressly to any resolution or approval of the Board of the Guarantor arising from the  recommendations to be made to such Board in accordance  with clause 6.4, and without  limiting the  generality of clause 14, on and following the Termination Date:-

6.3.1    under the  Performance  Restricted  Stock  Management  Subscription  Agreement dated 4 October 2000 between US Can
                     Corporation and the Employee ("2000 PRSMSA"), no Covered Shares as therein defined shall vest;

6.3.2    under the US Can Corporation 2000 Stock Option Basic Option Certificate ("2000 SOBOC") issued to the Employee,  no option shall vest; and

6.3.3    under  the  Basic  Restricted  Stock  Management  Subscription  Agreement  dated 4  October  2000  between  US Can
                     Corporation and the Employee ("2000 BRSMSA"), no Covered Shares as therein defined shall vest.

6.4      The  Company  shall  procure  that a  recommendation  is put to the normal  July 2002  meeting of the Board of the
           Guarantor  or in  default  at the  earliest  available  meeting of the Board of the  Guarantor  thereafter  that notwithstanding the termination of the Employee's employment on the Termination Date:

6.4.1    pursuant to clause 7 of the US Can Corporation 2000 Equity Incentive Plan, the Board of the Guarantor  approve and authorise  that the option to purchase  28,294 shares of Common Stock of the Guarantor  granted to the
                     Employee under the terms of the 2000 SOBOC shall vest and become exercisable on 4 October 2002;

6.4.2    the Board of the Guarantor  approve and authorise that the 24,000 Covered Shares which under the terms of the 2000
                     PRSMSA are, but for prior  termination of the Employee's  employment,  due to vest on 4 October  2002, shall vest on that date;

6.4.3    the Board of the Guarantor  approve and authorise that the 53,333 Covered Shares which under the terms of the 2000
                     BRSMSA are,  but for the prior  termination  of the  Employee's  employment,  due to vest on 4 October
                     2002, shall vest on that date.

7.       Resignation as Director

7.1      The  Employee  shall on or before the  Termination  Date  resign as a  Director  of the  Company  and of all Group companies by executing the letters of resignation  in the form set out in Schedule I to this Agreement  relating to:

7.1.1    USC Europe NV;

7.1.2    USC Europe Netherlands BV; and

7.1.3    USC Europe Italia s.r.l.

7.2      Immediately  on receipt of a request by the  Company  the  Employee  will do  everything  the  Company may require
           (including  executing  documents) to resign from all other  directorships,  offices or other positions including trusteeships which he holds by virtue of his employment with the Company or association with the Group.

7.3      The Company undertakes,  subject to the terms of the relevant insurance policy, to continue the existing directors and officers liability  insurance cover for the Employee until the date that the Employee's  resignation as such director or officer under clauses 7.1 and 7.2 (in this clause,  the  "resignation  date") takes effect and so as to cover the  Employee  on the terms of such  policy  after the  resignation  date in respect  of any  liability attributable to events occurring prior to the resignation date.

8.       Warranties and representations

8.1      In  consideration  of the sum of £100 (less PAYE  deductions)  the Employee  hereby warrants and represents to the
           Company that up to and as at the Termination Date the Employee:-

8.1.1    except as already  disclosed  by him to the Board of Guarantor in writing,  has not  committed  any breach of duty
                     (including  fiduciary  duty) owed to the Company or any  company in the Group.  For the  avoidance  of doubt,  this  Agreement  will not operate to release the Employee from any liability owed to any Group company of which the Employee was a director or officer by virtue of his employment with the Company;

8.1.2    has not done or failed to do anything  amounting to a  repudiatory  breach of the express or implied  terms of his employment  which,  if it had been done or omitted after the execution of this  Agreement,  would have been in breach of any of its terms;

8.1.3    is not employed or self-employed  in any capacity nor is he in discussions  which are likely to lead to nor has he received such an offer of employment or self-employment; and

8.1.4    is not aware of any  circumstances  that may give rise to a claim  against the Company in respect of any  personal injury and/or industrial disease.

9.       Taxation

9.1      The  Company  and the  Employee  understand  and agree that  (subject to clause 9.2) the sums and the value of the benefits  granted to the  Employee  pursuant to this  Agreement  will be subject to PAYE and  employee  National
           Insurance  deductions  apart from that component of the benefit referred to in clause 5 which is attributable to legal fees and which should not be taxable pursuant to HM Inland Revenue Extra-Statutory Concession A81.

9.2      The Company  understands that the first £30,000 of the payment made under clause 4.2 of this Agreement will not be subject to tax pursuant to Section 148 of the Income & Corporation  Taxes Act 1988 but the sums and the value of the  benefits  set out in this  Agreement  in  excess  of  £30,000  will be  subject  to PAYE  and  employee  NI deductions.  The Company will deduct tax at basic rate in respect of payments  made or benefits  provided to the
           Employee  after  issue of Inland  Revenue  form P45 and will  account  to HM Inland  Revenue  in  respect of tax deducted.

10.      Company property

10.1     On or before the  Termination  Date the Employee will return to the Company all company  credit cards,  keys,  his security pass, all computer disks, any laptop  computer,  facsimile  machine,  all documents and copies together with all other property belonging to the Company and the Group in his possession or control.

10.2     The Company will take  reasonable  steps to secure,  with effect from the  Termination  Date,  the transfer to the
           Employee of the mobile telephone number  currently used by the Employee on the Company's  mobile  telephone.  If the  account  is in the  Company's  name,  it  shall  also be  transferred  to the  Employee,  who  will  accept responsibility for payment going forward.

11.      Confidentiality and Intellectual Property

11.1     The  Employee  accepts  and agrees  that his  express and  implied  contractual  duties  relating to  confidential information and intellectual  property and his equitable duties  (including in relation to  confidentiality  and fiduciary  duties)  continue  after the  Termination  Date.  In particular  the Employee  affirms the duties and restrictions in clauses 9 and 10 of the Service Agreement.

11.2     Without  prejudice to clause 11.1, in  consideration  of the payment of £100 (less PAYE  deductions)  the Employee agrees and undertakes not to:-

11.2.1   divulge to any person,  firm or company or use for his own  benefit or the benefit of any person,  firm or company any trade secret or information of a private,  secret or confidential  nature concerning the business, finances  or affairs of the Company or any Group  company or any of  its/their  respective  customers, clients or suppliers  (including but not limited to terms of contracts or  arrangements,  existing and potential  projects,  accounts,  information  regarding  customers,  clients or  suppliers,  disputes, business  development  and/or  marketing  programmes  and  plans)  which  have or may have come to his knowledge during the course of his employment with the Company or any Group company;

11.2.2   make or publish any statement to any person, firm, company or organisation whether a client,  customer,  supplier, or  employee  of the Company or any Group  company  concerning  this  Agreement  or the  circumstances surrounding the termination of his employment;

11.2.3   make or publish any  derogatory  or  disparaging  statement or do anything in relation to the Company or any Group
                     Company or its/their respective  directors,  officers or employees which is intended to or which might be expected to damage or lower their respective reputations

           Provided that the Employee will not be prevented from making a disclosure:-

                     i.    for  the  purposes  of  seeking  legal  advice  in  relation  to  this  Agreement  provided  his professional adviser is bound by a duty of confidence;

                     ii.   to the proper authorities as required by law;

                     iii.  to his wife or partner provided such person agrees to maintain confidentiality.

11.3     The Employee  warrants that he has not made or published any statement or authorised anyone else to do so prior to the date of this Agreement which if it had occurred after the date of this Agreement  would  constitute a breach of clause 11.2 above.

11.4     The Company agrees and undertakes to make  reasonable  endeavours to prevent any director,  officer or employee of the Company from making or publishing  any  derogatory or  disparaging  statement  which is intended to or which might be expected to damage the Employee's professional reputation.

12.      Restrictive Covenants

12.1     In  consideration  of the payment  within 21 days of the  Termination  Date of £1,000 (less PAYE  deductions)  the
           Employee agrees to the terms set out in this clause 12.

12.2     In this clause 12 the following expressions have the following meanings:

          "Critical Person"                          any  person   who  was  an   employee,   agent,   director,
                                                     consultant or independent  contractor  employed,  appointed or engaged by the Company or any Relevant  Group Company at any time within the  Relevant  Period who by reason of such employment,  appointment  or  engagement  and in particular his/her  seniority  and  expertise  or  knowledge  of trade secrets or  confidential  information of the Company or any
                                                     Group  Company  or  knowledge  of  or  influence  over  the clients,  customers  or  suppliers  of the  Company  or any
                                                     Group Company is likely to be able  materially to assist or benefit  a person  or  business  in or  proposing  to be in competition with the Company or any Relevant Group Company
          "Products or Services"                     products or services  which are of the same kind as or of a
                                                     materially   similar  kind  to  or  competitive   with  any
                                                     products  or  services  sold or  supplied by the Company or any Relevant Group Company within the Relevant Period
          "Relevant Customer"                        any person,  firm,  company or organisation who or which at any time during the Relevant Period is or was:

                                                     (a)      negotiating  with the Company or a Relevant  Group
                                                                Company  for the  sale  or  supply  of  Relevant
                                                                Products or Services; or

                                                     (b)      a  client  or  customer  of  the  Company  or  any
                                                                Relevant  Group  Company  for the sale or supply
                                                                of Relevant Products or Services; or

                                                     (c)      in the habit of  dealing  with the  Company or any
                                                                Relevant  Group  Company  for the sale or supply
                                                                of Relevant Products or Services

                                                     and in each  case  with  whom or  which  the  Employee  was directly  concerned  or  connected  or of whom or which the
                                                     Employee had personal  knowledge during the Relevant Period in the course of his employment hereunder
          "Relevant Group Company"                   any Group  Company  (other than the  Company) for which the
                                                     Employee has  performed  services  under this  Agreement or for which he has had  responsibility at any time during the
                                                     Relevant Period
          "Relevant Period"                          The period of 12 months prior to the Termination Date
          "Relevant Products or Services"            products  or  services  of the  Company  with which sale or supply the Employee was directly  concerned or connected or of which he had  material  knowledge  during  the  Relevant
                                                     Period
          "Restricted Territory"                     any area or territory  in which the  Employee  worked or to which the Employee  was  assigned by or performed  services on behalf of the Company or any Relevant Group Company,  or in which any Relevant  Group Company  supplied any Relevant
                                                     Customer  with any Relevant  Products or  Services,  at any time during the Relevant Period.
12.3     The Employee will not without the prior written  consent of Guarantor  directly or indirectly and whether alone or in  conjunction  with or on behalf of any other  individual  or entity and whether as a principal,  shareholder, director, employee, agent, consultant, partner or otherwise:

12.3.1   for a period of 12 months from the Termination Date be engaged,  concerned or interested in, or provide technical, commercial  or  professional  advice to, any other  business  which  supplies  Products or Services in competition  with the Company or any Relevant Group Company,  provided that this  restriction does not apply to prevent the Employee from holding shares or other  securities in any company which is quoted, listed or otherwise dealt in on a recognised  investment exchange or other securities market and which confer  not more than four  percent  of the votes  which  could be cast at a general  meeting  of such company;

12.3.2   within the  Restricted  Territory  for a period of 12 months from the  Termination  Date be engaged,  concerned or interested  in any  business  which at any time during the Relevant  Period has  supplied  products or services to the Company or any  Relevant  Group  Company or is or was at any time during the  Relevant
                     Period a Relevant  Customer of the Company or any Relevant Group Company if such  engagement,  concern or  interest  causes or would  cause  the  supplier  to cease or  materially  to alter or  reduce  its supplies to the Company (or any Relevant  Group  Company as the case may be) or the Relevant  Customer to cease or  materially  to reduce its orders or  contracts  with the  Company or any  Relevant  Group
                     Company;

12.3.3   for a period of 12 months from the  Termination  Date,  so as to compete  with the Company or any  Relevant  Group
                     Company,  canvass, solicit or approach or cause to be canvassed,  solicited or approached any Relevant
                     Customer for the sale or supply of Relevant Products or Services or endeavour to do so;

12.3.4   for a period of 12 months  from the  Termination  Date  solicit,  induce or entice  away from the  Company  or any
                     Relevant Group Company or, in connection  with any business in or proposing to be in competition  with the  Company  or any  Relevant  Group  Company,  employ,  engage or  appoint or in any way cause to be employed,  engaged or appointed a Critical  Person  whether or not such person would commit any breach of his or her  contract  of  employment  or  engagement  by leaving  the service of the Company or any
                     Relevant Group Company; or

12.3.5   use in  connection  with any business any name which  includes the name of the Company or any Group Company or any colourable imitation of it.

12.4     Whilst the  restrictions  in this clause 12 (on which the  Employee  has had an  opportunity  to take  independent advice as the Employee hereby  acknowledges)  are regarded by the parties as fair and  reasonable,  it is hereby declared  that each of the  restrictions  in this clause 12 is intended to be  separate  and  severable.  If any restriction is held to be unenforceable but would be valid and enforceable if part of the wording  (including in particular  but without  limitation  the defined  expressions  referred to in clause  12.2) were  deleted,  such restriction will apply with so much of the wording deleted as may be necessary to make it valid and enforceable.

12.5     If the Employee  breaches any of the  provisions in this  clause 12 the Company will be entitled by written notice to the Employee to extend the period during which the provisions of clause 12  which have been breached apply by an  equivalent  period to that during which the breach or breaches have  continued,  such  additional  period to commence on the date on which the said period would have otherwise  expired.  The Employee hereby agrees that if the Company so extends the period of any such  restriction,  this will not prejudice the right of the Company to apply to the Courts for injunctive  relief in order to compel the Employee to comply with the provisions of this clause 12 and/or damages, as the case may be.

12.6     For the purposes of clauses 11 and 12 the Company has entered into this  Agreement as agent for and trustee of all
           Relevant Group Companies and all Group Companies respectively.

13.      Assistance and Litigation

13.1     The  Employee  has agreed to answer any  questions  the Company or any Group  Company may have before or after the
           Termination  Date  regarding  his role and  responsibilities  whilst he was employed by the Company where he has information which may be of use to the Company or any Group Company.

13.2     In  consideration  of the  payment of the sum of £100 less PAYE  deductions,  the  Employee  agrees to provide the
           Company or any Group  Company and their  respective  solicitors  with  reasonable  assistance in relation to any threatened,  pending and future claims made against the Company or any Group  Company  brought by the Company or any Group Company  against third parties.  The Employee agrees to use his best endeavours to co-operate with the
           Company or any Group  Company or their  respective  solicitors  to such an extent as may be necessary to protect the Company's or any Group  Company's  interests in relation to all and any such claims  irrespective of whether proceedings are actually  commenced.  The Company shall reimburse any reasonable expenses  necessarily  incurred by the Employee in providing such assistance under this clause 13.2.

14.      Settlement

14.1     This  Agreement is made without any admission of liability on the part of the Company,  the Guarantor or any Group company  on the basis  that the terms set out  herein  are in full and  final  settlement  of all  claims in all jurisdictions (whether arising under statute,  common law, in equity or otherwise) which the Employee has or may have against the Company,  the  Guarantor or any Group  companies,  its/their  respective  directors,  officers, employees or agents  arising out of or in  connection  with his position as a director or officer of the Company or any  Group  Company,  his  employment  with the  Company,  the  Service  Agreement,  the  termination  of his employment,  or otherwise (including without limitation all claims arising from or relating to any past, present or future pension arrangement or entitlement) except for:-

14.1.1   the sums and benefits due to him pursuant to this Agreement;

14.1.2   any claims for damages for personal injuries and/or industrial diseases;

14.1.3   the right to exercise options under clause 7(b) of the Guarantor 2000 Equity Incentive Plan.

14.1.4   the rights afforded to the Employee as a shareholder of Guarantor.

14.2     To give full effect to the provisions in clause 14.1 above the Employee hereby:-

14.2.1   agrees to refrain from instituting or continuing any proceedings  against the Company,  the Guarantor or any Group
                     Company or any director,  officer or agent of such companies before an Employment Tribunal in relation to any claims or complaints within the Acts;

14.2.2   agrees in particular,  but without limiting the general nature of clause 14.2.1 above, to refrain from instituting or continuing any proceedings  before an Employment  Tribunal for unfair dismissal under part X of the
                     Employment  Rights  Act 1996 /  unauthorised  deductions  from wages  under part II of the  Employment
                     Rights Act 1996 / suffering a detriment  under Part V of the  Employment  Rights Act 1996 /a statutory redundancy payment under Part X1 of the Employment Rights Act 1996 /sex  discrimination  under the Sex
                     Discrimination  Act 1975 as amended,  race  discrimination  under the Race Relations Act 1976 / rights
                     arising  under  the  Trade  Union  and  Labour  Relations   (Consolidation)   Act  1992  /  disability
                     discrimination  under the  Disability  Discrimination  Act 1995,  each of which  claims  and rights is hereby intimated and waived;

14.2.3   confirms  that he is not  aware of any  circumstances  that may give  rise to a claim  against  the  Company,  the
                     Guarantor or any Group Company that is not specifically compromised in clause 14.2.2 above;

14.2.4   confirms  that he has received  advice from a relevant  independent  adviser as defined in the Acts (the  Adviser)
                     concerning  the terms and effect of this  Agreement  and in  particular  its effect on his  ability to pursue his rights before an Employment Tribunal;

14.2.5   confirms  that his  Adviser  has in force a contract  of  insurance  or an  indemnity  provided  for  members of a profession  or  professional  body  covering  the risk of a claim by him in respect of loss arising in consequence of the advice;

14.2.6   agrees that the conditions regulating compromise agreements in the Acts are hereby satisfied; and

14.2.7   agrees to procure that the Adviser signs the certificate in Schedule II to this Agreement to confirm the above.

14.3     If the Employee  institutes  or continues any  proceedings  against the Company or any Group Company of a kind set out in clauses  14.1 and 14.2 above then,  without  prejudice  to any other rights or remedies of the Company or any Group Company arising from such action,  the Employee hereby agrees to repay to the Company a sum equivalent to the value of any payment(s) at that time made by the Company under clause 4 above after  deduction of all tax and national  insurance due,  including any excess tax.  Further he agrees that in such  circumstances  the said sum is recoverable from him by the Company as a debt.

15.      Guarantee

15.1     The Guarantor  guarantees to the Employee any and all  liabilities to the Employee which the Company has under the terms of this Agreement.

16.      Without Prejudice

16.1     Notwithstanding  that this Agreement is marked "without prejudice and subject to contract",  when the Agreement is signed and dated by the parties and the certificate is signed by the Adviser, it will become open and binding.

17.      Governing law and jurisdiction

17.1     This  Agreement  is  governed  by the law of  England  and Wales  and any  dispute  is  subject  to the  exclusive jurisdiction of the courts of England and Wales.

           IN WITNESS  whereof  this  Agreement  has been signed on behalf of the Company  and the Group and  executed  and delivered as a deed by the Employee the day and year first above written.

SIGNED by                                            )
duly authorised for and on behalf of                 )        /s/PaulWJones
USC HOLDINGS UK LIMITED                              )        ..........................................

SIGNED by                                            )
duly authorised for and on behalf of                 )        /s/PaulWJones
US CAN CORPORATION                                   )        ..........................................

EXECUTED and DELIVERED AS A DEED                     /s/DavidFord
by DAVID FORD                                                                   ..........................................
                                                                                David Ford
In the presence of:

Name:             Sophie James

Signature:        /s/ Sophie James

Address:          Bush House
                  72 Prince Street
                  Bristol

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                                                        SCHEDULE I

                                                  LETTERS OF RESIGNATION

SC Europe Netherlands BV
Attn: IMF Management BV
Amsteldijk 166
1079 LH Amsterdam
the Netherlands

Re       Resignation as managing director

Dear Madam, dear Sir,

I, David  Ronald  Ford,  born on June 8, 1946,  at  Bristol,  United  Kingdom,  and  residing  at  Kilreaque  Tivoli  Road,
Cheltenham,  Glos.  GL5 02TD,  United  Kingdom,  hereby would like to inform you of my intention to resign as member of the management  board of USC Europe  Netherlands  BV, a private  company  with  limited  liability  under Dutch law  ("besloten
                     ---------------------------
vennootschap  met beperkte  aansprakelijkheid"),  having its official seat at Amsterdam and its office address at (1079 LH)
Amsterdam, Amsteldijk 166 (the "Company").

My  resignation  shall  become  effective as of the date the  shareholder  of the Company has  accepted my  resignation  in writing and have granted me a full and final  discharge for my management of the Company as per the date of my  resignation coming effective.

I hereby  confirm that I do not have nor will have as per the date of my resignation  becoming  effective any claim against the Company relating to my position as a member of the management board of the Company or otherwise.

Yours sincerely

/s/ David Ronald Ford

David Ronald Ford

                                              [Letterhead Managing Director]

USC EUROPE N.V.
Caracasbaaiweg 199
Curacao
Netherlands Antilles

                                                                                                              July 16, 2002

Dear Sirs

Resignation

This  letter  serves to inform  you that I  herewith  resign as a  Managing  Director  of USC  EUROPE NV with  effect  from
.........................

Optional:  [In  addition we confirm  that we have no present or future  claims  against your company and that you are fully discharged in all your obligations towards us.]

Yours faithfully

/s/ David Ronald Ford

                  .
                                                                                   U.S.C. Europe Italia s.r.l.
                                                                                   B.go Felino , 3
                                                                                                                -  P  A  R
                                                                                                                   --------
M A
----

..

I,  David R. Ford, born in Bristol, England, on June 08, 1946, domicilied in Cheltenham, UK, formally and irrevocabily resign form the Board of Directors  of USC Europe Italia s.r.l., effective from 30 of June 2002

Signature:  /s/ David R. Ford
            -----------------

Date:
     ---

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                                                        SCHEDULE II

                                                   ADVISER'S CERTIFICATE

I confirm that:-

1.       I am a relevant  independent  adviser as defined in the Acts (as defined in the  Agreement  between David Ford and the Company to which this Certificate is annexed).

2.       I have  advised  David  Ford of the terms and the  effect of the  Agreement  and in  particular  its effect on his ability to pursue a claim before an Employment Tribunal.

3.       There is in force a contract of  insurance or an indemnity  provided for members of a profession  or  professional body covering the risk of a claim by David Ford in respect of loss arising in consequence of the advice.

Adviser's signature                /s/ RHG Bourne

Adviser's name                     RHG BOURNE
(capitals)

Title*                             Solicitor

Adviser's business address         THT Solicitor

                                    Bush House 72 Prince Street

                                   Bristol

Date                               26-06-02

*          eg:  solicitor,  barrister,  authorised  litigator,  advocate,  officer/employee/member  of named trade union or advice centre worker